UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2014

Zep Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33633	26-0783366
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1310 Seaboard Industrial Boulevard, NW
Atlanta Georgia	30318-2825
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 352-1680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 10, 2014, Zep Inc. (the “Company”) issued a press release and held a webcast regarding the Company’s results of operations for its third fiscal quarter ended May 31, 2014.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

On July 10, 2014, the Company used a slide package during its webcast regarding the Company’s results of operations for its third fiscal quarter ended May 31, 2014.  A copy of the slide package used by the Company during this webcast is attached hereto as Exhibit 99.2.

The information contained in this report, as well as Exhibit 99.1 and 99.2, referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 - Financial Statements and Exhibits.

(d)              Exhibits

99.1	Press Release dated July 10, 2014, 2014 (Furnished to the Commission as part of this Form 8-K).
99.2	Slide package used in webcast held July 10, 2014 (Furnished to the Commission as part of this Form 8-K).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 10, 2014

Zep Inc.

By:	/s/ Philip A Theodore
Philip A. Theodore
Vice President and General Counsel

EXHIBIT INDEX

99.1	Press Release dated July 10, 2014 (Furnished to the Commission as part of this Form 8-K).
99.2	Slide package used in webcast held July 10, 2014 (Furnished to the Commission as part of this Form 8-K).